                                                                   EXHIBIT 10.18


                     AMENDMENT NUMBER FIVE TO LOAN AGREEMENT

       THIS AMENDMENT NUMBER FIVE TO LOAN AGREEMENT (this "Amendment"), dated as of February 19, 2002, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, a "Lender" and, collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"):

                               W I T N E S S E T H

       WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan Agreement, dated as of March 31, 2000, as amended by those certain Amendments Numbers One, Two, Three and Four to Loan Agreement dated as of March 28, 2001, May 18, 2001, November 19, 2001, and January 29, 2002 respectively (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"); and

       WHEREAS, the Borrowers have failed to comply with the Minimum EBITDA financial covenant set forth in Section 7.19(a) of the Loan Agreement for the twelve months ended December 31, 2001.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.     AMENDMENTS TO LOAN AGREEMENT.

       (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following definition in its proper alphabetical location:

              "Coilpac Consent" means that certain Consent and Release dated as of February 15, 2002, among the Borrowers and the Lender Group.

              "Coilpac Disposition" means the disposition of the Coilpac Purchased Assets.

              "Coilpac Purchased Assets" means the Purchased Assets, as such term is defined in the Coilpac Consent.

       (b) The first sentence of Section 2.5(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

       "Promptly upon receipt by Agent of any proceeds from Collateral Agent, whether on account of Permitted Dispositions, condemnation proceeds, casualty proceeds, or otherwise, (i) subject to the last sentence of this subsection, Agent shall apply such proceeds in accordance with Section 2.5(b) above, (ii) if and to the extent that the Collateral Agency and Intercreditor Agreement requires that the payment of proceeds is to be accompanied by a reduction of the Commitments, then, except with respect to the payment of proceeds of the Coilpac Disposition, such reduction shall be applied (y) first, to the Tranche A Commitments, such reduction to be applied ratably amongst each of the Lenders with Tranche A Commitments, and (z) second, to the Tranche B Commitments, such reduction to be applied ratably amongst each of the Lenders with Tranche B Commitments, (iii) if and to the extent that the Collateral Agency and Intercreditor Agreement requires that the payment of proceeds of the Coilpac Disposition is to be accompanied by a reduction of the Commitments, then such reduction shall be applied (y) first, to the Tranche B Commitments, such reduction to be applied ratably amongst each of the Lenders with Tranche B Commitments, and (z) second, to the Tranche A Commitments, such reduction to be applied ratably amongst each of the Lenders with Tranche A Commitments, and (iv) if and to the extent that the Collateral Agency and Intercreditor Agreement provides that the payment of proceeds is to be accompanied by a reduction of the Commitments only to the extent elected by the Lenders, then such election shall be made and such reduction shall be applied (y) first, to the Tranche A Commitments, to the extent agreed to by Tranche A Lenders whose Pro Rata Shares aggregate 51% of the Tranche A Commitments, such reduction to be applied ratably amongst each of the Lenders with Tranche A Commitments, and (z) second, if and to the extent that the Tranche A Lenders affirmatively decide that less than all of the available reductions should reduce the Tranche A Commitments, to the extent agreed to by Tranche B Lenders whose Pro Rata Shares aggregate 51% of the Tranche B Commitments, to the Tranche B Commitments, such remaining available reduction to be applied ratably amongst each of the Lenders with Tranche B Commitments."

3. OTHER AGREEMENTS. The provisions of the Loan Agreement, the Coilpac Consent and the other Loan Documents to the contrary notwithstanding (including without limitation, the provisions of Section 2.5(b) of the Loan Agreement), $4,271,996.43 of the proceeds of the Coilpac Disposition which would otherwise be paid to Agent to be held as cash collateral pursuant to Section 2.5(b)(i)(M) of the Loan Agreement shall instead be applied to pay the principal of all Tranche B Advances.

4. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

5. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof (including without limitation, with respect to any Default or Event of Default occurring as a result of the failure of Borrowers to comply with the covenants set forth in Section 7.19 of the Loan Agreement or with any other provision of any Loan Document). The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7.     MISCELLANEOUS.

       (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

       (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

       IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                   PHILIP SERVICES CORPORATION,
                                   a Delaware corporation

                                   PSC BY-PRODUCTS SERVICES, INC.,
                                   a Delaware corporation

                                   PSC INDUSTRIAL OUTSOURCING, INC.,
                                   a Delaware corporation

                                   PSC METALS, INC.,
                                   an Ohio corporation

                                   PSC INDUSTRIAL SERVICES, INC.,
                                   a Delaware corporation

                                   REPUBLIC ENVIRONMENTAL RECYCLING
                                   (NEW JERSEY), INC.,
                                   a Delaware corporation

                                   NORTHLAND ENVIRONMENTAL, INC.,
                                   a Delaware corporation

                                   SOLVENT RECOVERY CORPORATION,
                                   a Missouri corporation

                                   PHILIP ENVIRONMENTAL SERVICES
                                   CORPORATION,
                                   a Missouri corporation

                                   COUSINS WASTE CONTROL CORPORATION,
                                   an Ohio corporation

                                   21ST CENTURY ENVIRONMENTAL
                                   MANAGEMENT, INC. OF NEVADA,
                                   a Nevada corporation

                                   21ST CENTURY ENVIRONMENTAL
                                   MANAGEMENT, INC. OF RHODE ISLAND,
                                   a Rhode Island corporation

                                   CHEMICAL POLLUTION CONTROL, INC.
                                   OF NEW YORK - A 21ST CENTURY
                                   ENVIRONMENTAL MANAGEMENT COMPANY,
                                   a New York corporation

                                   BURLINGTON ENVIRONMENTAL INC.,
                                   a Washington corporation

                                   REPUBLIC ENVIRONMENTAL SYSTEMS
                                   (PENNSYLVANIA), INC.,
                                   a Pennsylvania corporation

                                   CHEMICAL POLLUTION CONTROL, INC.
                                   OF FLORIDA - A 21ST CENTURY
                                   ENVIRONMENTAL MANAGEMENT COMPANY,
                                   a Florida corporation

                                   RESOURCE RECOVERY CORPORATION,
                                   a Washington corporation

                                   REPUBLIC ENVIRONMENTAL SYSTEMS
                                   (TRANSPORTATION GROUP), INC.,
                                   a Pennsylvania corporation

                                   CHEM-FREIGHT, INC.,
                                   an Ohio corporation

                                   NORTRU, INC.,
                                   a Michigan corporation

                                   CHEMICAL RECLAMATION SERVICES, INC.,
                                   a Texas corporation

                                   PHILIP RECLAMATION SERVICES,
                                   HOUSTON, INC.,
                                   a Texas corporation

                                   THERMALKEM INC.,
                                   a Delaware corporation

                                   ALLWORTH, INC.,
                                   an Alabama corporation

                                   RHO-CHEM CORPORATION,
                                   a California corporation

                                   CYANOKEM INC.,
                                   a Michigan corporation

                                   INTERNATIONAL CATALYST, INC.,
                                   a Nevada corporation

                                   ALLWASTE TANK CLEANING, INC.,
                                   a Georgia corporation

                                   CAPPCO TUBULAR PRODUCTS USA, INC.,
                                   a Georgia corporation

                                   PHILIP METALS (NEW YORK), INC.,
                                   a New York corporation

                                   TOTAL REFRACTORY SYSTEMS, INC.,
                                   a Nevada corporation

                                   PHILIP SERVICES / NORTH CENTRAL, INC.,
                                   an Iowa corporation

                                   RMF GLOBAL, INC.,
                                   an Ohio corporation

                                   JESCO INDUSTRIAL SERVICE, INC.,
                                   a Kentucky corporation

                                   PHILIP METALS (USA), INC.,
                                   an Ohio corporation

                                   PHILIP METALS RECOVERY (USA) INC.,
                                   an Arizona corporation

                                   ACE/ALLWASTE ENVIRONMENTAL
                                   SERVICES OF INDIANA, INC.,
                                   an Illinois corporation

                                   LUNTZ ACQUISITION (DELAWARE)
                                   CORPORATION,
                                   a Delaware corporation

                                   SERV-TECH EPC, INC.,
                                   a Nevada corporation

                                   PHILIP SERVICES PHENCORP
                                   INTERNATIONAL INC.,
                                   a Delaware corporation

                                   PHILIP TRANSPORTATION AND
                                   REMEDIATION, INC.,
                                   a California corporation

                                   DELTA MAINTENANCE, INC.,
                                   a Louisiana corporation

                                   PHILIP SERVICES CECATUR HOLDINGS LLC,
                                   a Delaware limited liability company
                                   BY:  PHILIP SERVICES CECATUR, INC.
                                   Its:  Sole Member

                                   PHILIP SERVICES CECATUR INC.,
                                   a Delaware corporation

                                   PHILIP SERVICES (PHENCORP) LLC,
                                   a Delaware limited liability company
                                   BY:  PHILIP SERVICES PHENCORP
                                   INTERNATIONAL, INC.
                                   Its:  Sole Member

                                   PSC RECOVERY SYSTEMS, INC.,
                                   a Georgia corporation

                                   REPUBLIC ENVIRONMENTAL SYSTEMS
                                   (TECHNICAL SERVICES GROUP), INC.,
                                   a New Jersey corporation

                                   RMF INDUSTRIAL CONTRACTING, INC.,
                                   a Michigan corporation

                                   BY:
                                      ------------------------------------------
                                            Thomas P. O'Neill, Jr.
                                   a Vice President of each of
                                   the above listed entities
                                   which is not a limited
                                   liability company, and as
                                   Vice President of the
                                   member entity of any
                                   limited liability company

                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation, as Agent
                                   and as a Lender


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    FOOTHILL INCOME TRUST L.P.,
                                    a Delaware limited partnership, as a Lender

                                    By:  FIT GP, LLC, its general partner


                                         By:
                                             -----------------------------------
                                         Its: Managing Member

                                    FOOTHILL PARTNERS III, L.P.,
                                    a Delaware limited partnership, as a Lender


                                    By:
                                       -----------------------------------------
                                    Its:     Managing General Partner

                                    ABLECO FINANCE LLC,
                                    a Delaware limited liability company,
                                    as a Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    MADELEINE LLC,
                                    a New York limited liability company,
                                    as a Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    ARNOS CORPORATION,
                                    a Nevada corporation, as a Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

       All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan Agreement by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of March 31, 2000, as amended by those certain Amendments Numbers One, Two, Three and Four to Loan Agreement dated as of March 28, 2001, May 18, 2001, November 19, 2001, and January 29, 2002 respectively (as amended, restated, supplemented or otherwise modified, the "Loan Agreement") or in Amendment Number Five to Loan Agreement, dated as of February 19, 2002 (the "Amendment"), among the Borrowers and Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [signature page follows]

                  IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                                    PHILIP SERVICES INC.,
                                    an Ontario corporation

                                    By:
                                       -----------------------------------------
                                         Name:      Thomas P. O'Neill, Jr.
                                         Title:     Vice President and Treasurer



                                    PHILIP ANALYTICAL SERVICES INC.,
                                    an Ontario corporation

                                    By:
                                       -----------------------------------------
                                         Name:      Thomas P. O'Neill, Jr.
                                         Title:     Vice President and Treasurer



                                    PHILIP INVESTMENT CORP.,
                                    an Ontario corporation

                                    By:
                                       -----------------------------------------
                                         Name:      Thomas P. O'Neill, Jr.
                                         Title:     Vice President and Treasurer



                                    ST DELTA CANADA, INC.,
                                    an Ontario corporation

                                    By:
                                       -----------------------------------------
                                         Name:      Thomas P. O'Neill, Jr.
                                         Title:     Vice President and Treasurer

                                    NORTRU, LTD.,
                                    an Ontario corporation

                                    By:
                                       -----------------------------------------
                                         Name:      Thomas P. O'Neill, Jr.
                                         Title:     Vice President and Treasurer



                                    ALLIES STAFFING LTD.,
                                    an Ontario corporation

                                    By:
                                       -----------------------------------------
                                         Name:      Thomas P. O'Neill, Jr.
                                         Title:     Vice President and Treasurer



                                    SERVTECH CANADA, INC.,
                                    a Canadian corporation

                                    By:
                                       -----------------------------------------
                                         Name:      Thomas P. O'Neill, Jr.
                                         Title:     Vice President and Treasurer



                                    ARC DUST PROCESSING (BARBADOS) LIMITED,
                                    a Barbados corporation

                                    By:
                                       -----------------------------------------
                                         Name:      Thomas J. Olsen
                                         Title:     Director

                                    PHILIP INTERNATIONAL DEVELOPMENT INC.,
                                    a Barbados corporation

                                    By:
                                       -----------------------------------------
                                         Name:      Thomas J. Olsen
                                         Title:     Director